FIRST EAGLE FUNDS

First Eagle Overseas Fund

1345 Avenue of the Americas

New York, New York 10105

(800) 334-2143

SUPPLEMENT DATED DECEMBER 14, 2017
TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 10, 2017

This Supplement is intended to highlight certain changes to the Statement of Additional Information dated April 10, 2017, as may be amended or supplemented. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the section of the Statement of Additional Information entitled “Investment Objectives and Strategies of the Funds.” Please review this matter carefully.

The following replaces the corresponding paragraph appearing on page 4.

Overseas Fund. The Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. In seeking to achieve this objective, the Overseas Fund invests primarily in equity securities of non-U.S. companies, the majority of which are traded in mature markets, and may invest in emerging markets, fixed-income instruments, short-term debt instruments, gold and other precious metals, and futures contracts related to precious metals. Under normal market conditions, the Overseas Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in foreign securities.